UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 2, 2009
Commission File Number of the issuing entity: 333-132242-03
GE EQUIPMENT MIDTICKET LLC, SERIES 2009-1
(Exact name of issuing entity)
Commission File Number of depositor: 333-132242
CEF EQUIPMENT HOLDING, L.L.C.
(Exact name of depositor as specified in its charter)
GENERAL ELECTRIC CAPITAL CORPORATION
(exact name of sponsor as specified in its charter)

Delaware	20-5439580

(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 749-2101
44 Old Ridgebury, Danbury, Connecticut

(Former name or former address, if changed since last report.)

Exhibit Index located on page 6
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.A
EX-4.B
EX-4.C
EX-4.D
EX-4.E
EX-4.F
EX-4.G

Items 1.01 Entry into a Material Definitive Agreement
The following material definitive agreement has been entered into:
1. Underwriting Agreement, dated as of September 2, 2009 (the “Underwriting Agreement”), among General Electric Capital Corporation (“GECC”), GE Equipment Midticket LLC, Series 2009-1 (the “Issuer”), CEF Equipment Holding, L.L.C. (“CEF Holding”) and Banc of America Securities LLC (“BofA Securities), as representative of the several underwriters identified therein.
The registrant is also filing forms of the following documents in connection with the issuance of $618,399,000 of asset backed notes by GE Equipment Midticket LLC, Series 2009-1 described in the Prospectus Supplement dated September 2, 2009 to Prospectus dated August 26, 2009:
1. Limited Liability Company Agreement of the Issuer (the “LLC Agreement”) to be dated as of September 11, 2009.
2. Loan Sale Agreement, to be dated as of September 11, 2009, among GECC, GE Capital Information Technology Solutions, Inc., VFS Financing, Inc., Imaging Financial Services, Inc. and CEF Holding and the annex thereto (the “Loan Sale Agreement”).
3. Loan Purchase and Sale Agreement, to be dated as of September 11, 2009, between CEF Holding and the Issuer, and the annex thereto (the “Loan Purchase and Sale Agreement”).
4. Servicing Agreement, to be dated as of September 11, 2009, between the Issuer and GECC, as the servicer, and the annex thereto (the “Servicing Agreement”).
5. Indenture, to be dated as of September 11, 2009 (the “Indenture”) between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee.
6. Administration Agreement (the “Administration Agreement”), to be dated as of September 11, 2009, between the Issuer and GECC, as the administrator.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

Exhibit 1(a)	Underwriting Agreement

Exhibit 4(b)	LLC Agreement
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Exhibit No.	Description

Exhibit 4(c)	Loan Sale Agreement

Exhibit 4(d)	Loan Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
September 2, 2009

CEF EQUIPMENT HOLDING, L.L.C.

By:	/s/ Charles Rhodes

Name:	Charles Rhodes
Title:	Vice President and Secretary
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Exhibit Index

Exhibit No.	Description
Exhibit 1(a)	Underwriting Agreement

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Loan Sale Agreement

Exhibit 4(d)	Loan Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement
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